UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          August 15, 2006

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2006, the Registrant entered into a securities purchase agreement in connection with the sale of all of its interest in ARCap Investors, L.L.C. ("ARCap Investors"). The information set forth under Item 2.01 below with respect to the securities purchase agreement is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 15, 2006, American Mortgage Acceptance Company (the “Registrant") issued a press release announcing the completion of the sale of AMAC's interests in ARCap Investors to CharterMac, pursuant to the securities purchase agreement (the “Security Purchase Agreement”) entered into by CharterMac with the members of ARCap Investors listed on Schedule I thereto, including the Registrant (the “Selling Members”), ARCap REIT, Inc. (“ARCap REIT”), AI Sellers Representative, L.L.C. (“AISR”), Charter Mac Corporation, a wholly owned subsidiary of CharterMac (“CM Corp”), and CM ARCap Investors LLC, a wholly owned subsidiary of CharterMac (“CM ARCap Investors,” and, together with CM Corp, the “Purchasers”). Pursuant to the Securities Purchase Agreement, CM Corp agreed to acquire all of the issued and outstanding capital stock of ARCap Services, Inc. (“ASI”), and CM ARCap Investors agreed to acquire all of the outstanding common units and preferred units of ARCap Investors not already owned by CharterMac (the “Sale”).

As previously announced, in order to comply with REIT distribution rules, the Registrant expects that a portion of the proceeds from the Sale will be used to make a special distribution to common shareholders, in the range of $1.40 - $1.50 per share, before the end of 2006. The special distribution is subject to the approval of the Board of Trustees and to the Registrant achieving its business goals for the year.

In connection with the Sale, the Registrant received total proceeds of $41.3 million, including its share of the purchase price and proceeds from a special distribution made by ARCap Investors. Of such amount, approximately $2.5 million was held back as the Registrant 's contribution to an escrow account having a value of approximately $22,500,000 in the aggregate (the “Escrow Amount”), which was deposited to satisfy the Selling Members post-closing indemnification obligations to CharterMac and the Purchasers.

The Securities Purchase Agreement provides that the Selling Members, jointly and severally, will indemnify CharterMac and the Purchasers with respect to certain matters including, without limitation, the following: any inaccuracy or breach of any representation or warranty of ARCap Investors or ARCap REIT (provided that any claim attributable to any such inaccuracy or breach exceeds $50,000 in each instance and $1 million in the aggregate (see below)); certain tax matters; claims for brokerage or similar fees. Each of the Selling Members, severally and not jointly, will indemnify CharterMac and the Purchasers with respect to certain matters including, without limitation, any inaccuracy or breach of any representation or warranty of such Selling Member. CharterMac and the Purchasers, jointly and severally, will indemnify each of the Selling Members and AISR with respect to certain matters including, without limitation, the following: any inaccuracy or breach of any representation or warranty of CharterMac or the Purchasers; claims for brokerage or similar fees; the ownership and operation of ARCap Investors and its subsidiaries on and after the closing date. The Securities Purchase Agreement contains representations and warranties that are customary for a transaction of this type.

Pursuant to the Securities Purchase Agreement, subject to certain exceptions, CharterMac and the Purchasers, on the one hand, and the Selling Members, on the other hand, will not be liable to indemnify the other party until damages exceed $1,000,000, and then such indemnifying party shall only be liable to the extent such damages exceed the initial $1,000,000. Subject to certain exceptions, resort to the Escrow Amount will be the sole and exclusive remedy of CharterMac and the Purchasers for any and all claims for indemnification pursuant to the Securities Purchase Agreement. The Escrow Amount is scheduled to be released as follows: (i) $3,000,000 on April 15, 2007, (ii) $15,000,000 on the earlier of October 15, 2007 or the date upon which the latest 2006 federal tax return is filed with respect to ARCap Investors or any of its subsidiaries and (iii) the remainder on April 15, 2008.

The Securities Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of such agreement.

Item 7.01	Regulation FD Disclosure.

On August 15, 2006, the Registrant issued a press release announcing the transactions described in Item 1.01 and Item 2.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

a.	Financial Statements

Not Applicable
b.	Pro Forma Financial Information

Not Applicable
(c)	Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of August 15, 2006, by and among CharterMac, ARCap Investors, the Selling Members, ARCap REIT, AISR, CM Corp and CM ARCap Investors*
99.1	Press Release dated August 15, 2006

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*Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Mortgage Acceptance Company

August 21, 2006	By:	/s/ Alan P. Hirmes
Name:	Alan P. Hirmes
Title:	Chief Financial Officer

Exhibit Index

10.1	Securities Purchase Agreement, dated as of August 15, 2006, by and among CharterMac, ARCap Investors, the Selling Members, ARCap REIT, AISR, CM Corp and CM ARCap Investors*
99.1	Press Release dated August 15, 2006

- - - - -

*Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.